U.S. SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                 FORM 8-K/A


                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

     Date of Report (date of earliest event reported): September 1, 2004

                                WORLD AM, INC.
            (Exact Name of Registrant as Specified in Its Charter)

          Nevada                   0-30639                 90-0142757
(State or Other Jurisdiction  (Commission File Number)  (I.R.S. Employer
      of Incorporation)                                 Identification No.)

   1400 West 122nd Avenue, Suite 104, Westminster, Colorado      80234
            (Address of Principal Executive Offices)           (Zip Code)

     Registrant's telephone number, including area code:  (303) 452-0022



          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [  ]  Pre-commencement communications pursuant to Rule 14d-
           2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [  ]  Pre-commencement communications pursuant to Rule 13e-
           4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

     (a) From August 26, 2004 to September 28, 2004, the Registrant granted options to purchase a total of 18,000,000 shares of the company's common stock valued at approximately $15,190 under its Employee Stock Incentive Plan. These options were immediately exercised for approximately $28,100.

     (b) During October 2004, the Registrant granted options to purchase a total of 22,060,000 shares of the company's common stock valued at approximately $27,000 under its Employee Stock Incentive
Plan.  These options were immediately exercised for approximately $33,700.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

     On September 1, 2004, Thomas Ferneau resigned as a director and chief financial officer of the Registrant.

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN
FISCAL YEAR

     (a) On November 8, 2004, the Registrant filed a Certificate of Amendment to Articles of Incorporation with the Nevada Secretary of State that had the affect of amending the articles such that the Board of Directors is authorized to increase the authorized shares of the Registrant, common or preferred, without the further approval of the shareholders. This amendment also permits the Board of Directors to amend the articles of incorporation and bylaws of the company without further shareholder approval in the event of requirements due to merger and acquisition. See Exhibit 3.1 to this Form 8-K.

     (b) On November 8, 2004, the Registrant filed also a Certificate of Amendment to Articles of Incorporation that had the affect of increasing the number of authorized shares of common stock from 800,000,000 to 1,500,000,000. See Exhibit 3.2 to this Form 8-K.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

Exhibits.

     Exhibits included are set forth in the Exhibit Index pursuant to Item 601of Regulation S-B.

                               SIGNATURE

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       World Am, Inc.



Dated: November 17, 2004               By: /s/ James Alexander
                                       James Alexander

                              EXHIBIT INDEX

Number          Description

3.1 Certificate of Amendment to Articles of Incorporation, dated November 8, 2004 (filed herewith).

3.2 Certificate of Amendment to Articles of Incorporation, dated November 8, 2004 (filed herewith).

EX-3.1

        CERTIFICATE OF AMENDMENT TO ARTICLES OF INCORPORATION

                     Certificate of Amendment to
                     Articles of Incorporation
                   For Nevada Profit Corporation
    (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)


1.  Name of corporation: World Am, Inc.

2. The articles have been amended as follows (provide article numbers, if available):

                      New Article VIII:

The Board of Directors is authorized to increase the authorized shares of the Corporation, common or preferred, without the further approval of the shareholders.

The Board of Directors is authorized to amend the Articles of Incorporation and Bylaws of the Corporation without further shareholder approval in the event of requirements due to merger and acquisition.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is: 81,410,995*

4.  Effective date of filing (optional): October 18, 2004
(must not be later than 90 days after the certificate is filed)

5.  Officer Signature (required): /s/  James H. Alexander
                                  James H. Alexander, President

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

EX-3.2

        CERTIFICATE OF AMENDMENT TO ARTICLES OF INCORPORATION

                    Certificate of Amendment to
                     Articles of Incorporation
                   For Nevada Profit Corporation
   (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)


1.  Name of corporation: World Am, Inc.

2. The articles have been amended as follows (provide article numbers, if available):

                     Article IV - Shares of Stock

A.  Common Stock.  The corporation is authorized to issue
1,500,000,000 shares of Common Stock having $0.0001 par value.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is: 81,410,995*

4.  Effective date of filing (optional): October 19 2004
(must not be later than 90 days after the certificate is filed)

5.  Officer Signature (required): /s/  James H. Alexander
                                  James H. Alexander, President


*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.